EXHIBIT 99.1


Name:  APPALOOSA PARTNERS INC.
Address:  26 Main Street
          Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006


By:      /s/  David A. Tepper                                  March 6, 2006
         --------------------------------------------         ---------------
         Name:  David A. Tepper                                     Date
         Title:  President


Name: APPALOOSA MANAGEMENT L.P.
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By:      APPALOOSA PARTNERS INC.,
         its General Partner

By:      /s/  David A. Tepper                                  March 6, 2006
         --------------------------------------------         ---------------
         Name:  David A. Tepper                                     Date
         Title:  President


Name: APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:   David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By:      APPALOOSA MANAGEMENT L.P.,
         its General Partner

By:      APPALOOSA PARTNERS INC.,
         its General Partner

By:      /s/  David A. Tepper                                  March 6, 2006
         --------------------------------------------         ---------------
         Name:  David A. Tepper                                     Date
         Title:  President


Name: PALOMINO FUND LTD.

Address:  c/o Appaloosa Partners Inc.
          26 Main Street
          Chatham, NJ  07928

Designated Filer:  David A. Tepper

Issuer:  DANA CORP
Issuer's Trading Symbol:  DCN

Date of Event Requiring Statement:  March 2, 2006

By:      APPALOOSA MANAGEMENT L.P.,
         its Investment Advisor

By:      APPALOOSA PARTNERS INC.,
         its General Partner

By:      /s/  David A. Tepper                                  March 6, 2006
         --------------------------------------------         ---------------
         Name:  David A. Tepper                                     Date
         Title:  President